Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “First Amendment”) is made as of April 22, 2024 by and among CARROLS RESTAURANT GROUP INC., a Delaware corporation (the “Company”), and CARROLS CORPORATION, a Delaware corporation and an indirect, wholly-owned subsidiary of the Company (the “Employer”), and DEBORAH M. DERBY (“Executive”).
WHEREAS, the Company and Executive have entered into that certain Employment Agreement, dated as of April 12, 2023 (the “Employment Agreement”); and
WHEREAS, the parties hereto desire to amend the Employment Agreement as set forth herein. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Employment Agreement.
NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Employment Agreement as set forth herein:
1.Amendments to Employment Agreement.
a.The last sentence of Section 4.1 is hereby deleted and replaced with the following:
“Notwithstanding the foregoing, the Executive’s right to receive the Severance Payment and the Severance Bonus under this Section of the Agreement shall terminate, and the Executive shall be obligated to return to the Employer any payment or payments of the Severance Payment or the Severance Bonus previously made under this Section, if the Executive, directly or indirectly, commences employment with, or serves as an owner, operator, manager, director, partner, member or stockholder (other than as a stockholder of not more than two percent (2%) of any class of securities registered under Section 12 of the Securities Act of 1934, as amended) of, or consultant, advisor or independent contractor to, any business or organization that is a Competitor on or prior to the date that is the twenty-four (24) month anniversary of the Termination of employment.”
b.The first sentence of Section 5.1, is hereby deleted and replaced with the following:
“During Executive’s employment with the Employer and for a period of twenty-four (24) months thereafter, Executive shall not, directly or indirectly, commence employment with, or serve as an owner, operator, manager, director, partner, member of stockholder (other than as a stockholder of not more than two percent (2%) of any class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended) of, or consultant, advisor or independent contractor to, any business or organization that is a Competitor within the United States.”

2.Miscellaneous.
(a) Except as expressly set forth herein, this First Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, covenants, obligations or agreements contained in the Employment Agreement, all of which are ratified and affirmed in all respects and shall continue to be in full force and effect.
(b) Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. This First Amendment may be executed in counterparts, each of which when executed shall be deemed to be an original, and all of which shall constitute one and the same agreement.
(c) This First Amendment shall be binding upon, and shall inure to the benefit of, the parties to this First Amendment and their respective heirs, personal representatives, executors, successors and permitted assigns.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Employment Agreement as of the date first written above.

EXECUTIVE:

____________________________________
Deborah M. Derby

CARROLS RESTAURANT GROUP, INC.

By: ________________________________
Anthony E. Hull
Executive Vice President, Chief Financial
Officer and Treasurer

CARROLS CORPORATION

By: ________________________________
Anthony E. Hull
Executive Vice President, Chief Financial
Officer and Treasurer

Signature Page - First Amendment to Employment Agreement
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